EXHIBIT 10.17

                                             [EXECUTION COPY]





                THE NEIMAN MARCUS GROUP, INC.,

                            Seller



                             and


              NEIMAN MARCUS FUNDING CORPORATION,

                          Purchaser





                RECEIVABLES PURCHASE AGREEMENT

                  Dated as of March 1, 1995
         and Amended and Restated as of July 2, 2000

                       TABLE OF CONTENTS


                                                           Page


ARTICLE I

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .4
     Section 1.1.  Definitions . . . . . . . . . . . . . . . .4
     Section 1.2.  Other Definitional Provisions.  . . . . . .6

ARTICLE II

     PURCHASE AND CONVEYANCE OF RECEIVABLES. . . . . . . . . .7
     Section 2.1.  Purchase. . . . . . . . . . . . . . . . . .7
     Section 2.2.  Addition of Additional Accounts . . . . . .8

ARTICLE III

CONSIDERATION AND PAYMENT. . . . . . . . . . . . . . . . . . .9
     Section 3.1.  Purchase Price. . . . . . . . . . . . . . .9
     Section 3.2.  Adjustments to Purchase Price . . . . . . .9

ARTICLE IV

REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . 10
     Section 4.1.  Representations and Warranties of NMG Relating to NMG10
     Section 4.2.  Representations and Warranties of NMG Relating to the
          Agreement and the Receivables. . . . . . . . . . . 11
     Section 4.3.  Representations and Warranties of Funding 13

ARTICLE V

COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Section 5.1.  NMG Covenants . . . . . . . . . . . . . . 14
     Section 5.2.  Funding Covenant; Servicing Fee . . . . . 17

ARTICLE VI

REPURCHASE OBLIGATION. . . . . . . . . . . . . . . . . . . . 17
     Section 6.1.  Reassignment of Ineligible Receivables. . 17
     Section 6.2.  Reassignment of Certificateholders' Interest in Trust
          Portfolio. . . . . . . . . . . . . . . . . . . . . 17

ARTICLE VII

CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . 18
     Section 7.1.  Conditions to Funding's Obligations Regarding Initial
          Receivables. . . . . . . . . . . . . . . . . . . . 18
     Section 7.2.  Conditions to Funding's Obligations Regarding
          Additional Receivables . . . . . . . . . . . . . . 19
     Section 7.3.  Conditions Precedent to Obligations of NMG19

ARTICLE VIII

TERM AND PURCHASE TERMINATION. . . . . . . . . . . . . . . . 20
     Section 8.1.  Term. . . . . . . . . . . . . . . . . . . 20
     Section 8.2.  Purchase Termination. . . . . . . . . . . 20

ARTICLE IX

MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . 20
     Section 9.1.  Amendment . . . . . . . . . . . . . . . . 20
     SECTION 9.2.  GOVERNING LAW . . . . . . . . . . . . . . 21
     Section 9.3.  Notices . . . . . . . . . . . . . . . . . 21
     Section 9.4.  Severability of Provisions. . . . . . . . 21
     Section 9.5.  Assignment, Sale of Accounts. . . . . . . 22
     Section 9.6.  Acknowledgement and Agreement of NMG. . . 23
     Section 9.7.  Further Assurances. . . . . . . . . . . . 23
     Section 9.8.  No Waiver; Cumulative Remedies. . . . . . 23
     Section 9.9.   Counterparts . . . . . . . . . . . . . . 23
     Section 9.10.  Binding Third-Party Beneficiaries. . . . 23
     Section 9.11.  Merger and Integration . . . . . . . . . 24
     Section 9.12.  Headings . . . . . . . . . . . . . . . . 24
     Section 9.13.  Schedules and Exhibits . . . . . . . . . 24
     Section 9.14.  Survival of Representations and Warranties24



EXHIBIT
Exhibit A -    Form of Supplemental Conveyance
SCHEDULE
Schedule 1 -   List of Accounts [Deemed Incorporated by Reference]


     RECEIVABLES PURCHASE AGREEMENT, dated as of March 1, 1995 and amended and restated as of July 2, 2000, by and between THE NEIMAN MARCUS GROUP, INC., a Delaware corporation ("NMG"), and NEIMAN MARCUS FUNDING CORPORATION, a Delaware corporation and a subsidiary of NMG ("Funding").

     NMG, as seller, and Funding, as purchaser, originally entered into this Agreement (the "Existing Agreement") as of March 1, 1995. Pursuant to
Section 9.1 of the Existing Agreement, the parties desire to amend and restate the Existing Agreement as set forth herein.

     It is hereby agreed by and between Funding and NMG as follows:


                          ARTICLE I

                         DEFINITIONS

     Section 1.1. Definitions. Each capitalized term used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning specified in the Pooling and Servicing Agreement. In addition, the following words and phrases shall have the following meanings:

     "Account" shall mean (a) each revolving credit account or other consumer revolving credit or installment account established pursuant to an Account Agreement between NMG and any Person and identified by account number and by the receivables balance in a computer file, microfiche list or printed list delivered to Funding by NMG (and, in turn to the Trustee by Funding pursuant to Section 2.01 of the Pooling and Servicing Agreement) on or prior to the Closing Date, (b) each Additional Account, (c) any account originated as a replacement of an Account in connection with the upgrade of such Account to premium status (provided that such a replacement account can be traced or identified by reference to, or by way of, the applicable computer file, microfiche list or printed list previously delivered pursuant hereto), (d) each account into which an Account shall be transferred (a "Transferred Account") provided that (i) such transfer was made in accordance with the Account Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, and (e) each surviving account resulting from the combination, in accordance with the Account Guidelines, of two or more of the Accounts but shall exclude (f) any Account all of the Receivables of which are either: (i) after the Removal Date, removed by Funding pursuant to Section
2.10 of the Pooling and Servicing Agreement, (ii) reassigned to Funding pursuant to Section 2.05 of the Pooling and Servicing Agreement or (iii) assigned and transferred to the Servicer pursuant to Section 3.03 of the Pooling and Servicing Agreement.

     "Addition Date" shall mean (a) with respect to any Additional Accounts designated by Funding pursuant to Section 2.09(a), (b) or (d) of the Pooling and Servicing Agreement, the date from and after which such Additional Accounts are to be included as Accounts pursuant to Section 2.09(a), (b) or (d) of the Pooling and Servicing Agreement, and (b) with respect to any Participation Interests, the date from and after which such Participation Interests are to be included as assets of the Trust pursuant to Section 2.09(a) or (b) of the Pooling and Servicing Agreement. For the avoidance of doubt, the "Addition Date" for each account identified in the Restatement Date Account Schedule that was not designated as an Account prior to the Restatement Date is the Restatement Date.

     "Addition Notice Date" shall have the meaning specified in Section
2.2 of this Agreement.

     "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

     "Closing Date" shall mean March 15, 1995.

     "Conveyance" shall have the meaning specified in Section 2.1(a).

     "Conveyance Papers" shall have the meaning specified in Section 4.1(c).

     "Credit Adjustment" shall have the meaning specified in Section 3.2.

     "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

     "Funding" shall mean Neiman Marcus Funding Corporation, a Delaware corporation.

     "Initial Account" shall mean any Account in existence on the Closing
Date.

     "Initial Cut-Off Date" shall mean the close of business on March 1, 1995.

     "Insolvency Event" shall have the meaning specified in Section 8.2.

     "New Principal Receivables" shall have the meaning set forth in Section
3.1.

     "NMG" shall mean The Neiman Marcus Group, Inc., a Delaware corporation.

     "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of March 1, 1995, and amended and restated as of July 2, 2000, among NMG, as Servicer, Funding, as Seller and the Trustee, and all amendments and supplements thereto.

     "Portfolio Reassignment Price" shall mean the portion of the amount payable by Funding to the Trustee pursuant to Section 2.06 of the Pooling and Servicing Agreement.

     "Purchase Price" shall have the meaning set forth in Section 3.1.

     "Purchased Assets" shall have the meaning set forth in Section 2.1.

     "Receivables" shall mean "Receivables" (as such term is defined in the Pooling and Servicing Agreement) existing or created after the Initial Cut--Off Date in respect of the Initial Accounts or the Additional Cut-Off Date in respect of Additional Accounts.

     "Repurchase Price" shall have the meaning set forth in Section 6.1.

     "Supplemental Conveyance" shall have the meaning set forth in Section
2.2.

     "Trust" shall mean the trust created by the Pooling and Servicing
Agreement.

     "Trustee" shall mean The Bank of New York, a New York banking corporation, as, and acting in the capacity of, Trustee under the Pooling and Servicing Agreement, or its successor-in-interest, or any successor trustee appointed in accordance with the Pooling and Servicing Agreement.

     Section 1.2. Other Definitional Provisions. (a) Each capitalized term defined in this Agreement shall have the defined meaning when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements.

     (d) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (e) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

     (f) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                          ARTICLE II

            PURCHASE AND CONVEYANCE OF RECEIVABLES


     Section 2.1. Purchase. (a) By execution of this Agreement, NMG does hereby sell, transfer, assign, set over and otherwise convey to Funding (collectively, the "Conveyance"), without recourse all of its right, title and interest in, to and under (i) the Receivables now existing or hereafter created from time to time under the Initial Accounts prior to the termination of this Agreement pursuant to Article VIII hereof, (ii) all Recoveries allocable to the foregoing Accounts and all Recoveries which are identified as relating to specific Defaulted Receivables and (iii) all monies due or to become due thereunder and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as such term is defined in the UCC) thereof (the "Purchased Assets").

     (b) In connection with such Conveyance, NMG agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) and to take such other action with respect to the Receivables now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from NMG to Funding on and after the Closing Date, (ii) that such financing statements shall name NMG, as seller, and Funding, as purchaser, of the Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to Funding (or to the Trustee, if Funding so directs) as soon as is practicable after filing.

     (c) In connection with such Conveyance, NMG further agrees that it will, at its own expense, on or prior to the Closing Date, (i) indicate in its computer files or microfiche or printed lists that Receivables created in connection with the Initial Accounts have been conveyed (a) to Funding pursuant to this Agreement and (b) by Funding to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Removed Accounts) in such computer files and microfiche or printed lists the code or other notation identifying each such Account and (ii) deliver to Funding on or prior to the Closing Date a computer file or microfiche or printed list containing a true and complete list of all such Initial Accounts specifying for each such Account, as of the Initial Cut-Off Date (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Initial Account. Such computer files or microfiche or printed lists, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule I to this Agreement, shall be delivered to Funding (or to the Trustee, if so directed by Funding) and marked as proprietary and confidential, and are hereby incorporated into and made a part of this Agreement. NMG further agrees not to alter the code or other notation referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until (x) such Account becomes a Removed Account or (y) NMG shall have delivered to Funding and the Trustee at least 30 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the respective interests of Funding and the Trustee in the Receivables and other Trust Assets to continue to be perfected with the priority required by this Agreement and the Pooling and Servicing Agreement, respectively.

     (d) It is the intention of the parties hereto that the conveyance of the Receivables and the other Purchased Assets by NMG to Funding as provided in this Section 2.1 be, and be construed as, an absolute sale of the Receivables by NMG to Funding. Furthermore, it is not intended that such conveyance be deemed a pledge of the Receivables and the other Purchased Assets by NMG to Funding to secure a debt or other obligation of NMG. This Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC and the conveyance provided for in this Section 2.1 shall be deemed to be a grant by NMG to Funding of a "security interest" within the meaning of Article 9 of the UCC in all of NMG's right, title and interest in and to the Receivables and the other Purchased Assets and all amounts payable to the holders of the Receivables after the Closing Date in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property.

     Section 2.2. Addition of Additional Accounts. (a) If, from time to time, Funding becomes obligated to designate Additional Accounts pursuant to
Section 2.09(a) of the Pooling and Servicing Agreement, then Funding shall give NMG written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and NMG shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Accounts so that after the inclusion thereof Funding will be in compliance with the requirements of Section 2.09 of the Pooling and Servicing Agreement. NMG shall have sole responsibility for selecting such Additional Accounts and shall on or prior to the Addition Date therefor execute and deliver to Funding a written assignment from NMG to Funding in substantially the form of Exhibit A (the "Supplemental Conveyance"). Upon such designation, such Automatic Additional Accounts shall be deemed to be Accounts hereunder.

     (b) Subject to the limitations set forth in Section 2.09(d) of the Pooling and Servicing Agreement and in any Supplement, Automatic Additional Accounts shall be included as Accounts from and after the date of creation thereof (other than any such date of creation falling during each period beginning on an Automatic Addition Termination Date or an Automatic Addition Suspension Date and ending on the day immediately preceding a Restart Date).

                         ARTICLE III

                  CONSIDERATION AND PAYMENT

     Section 3.1. Purchase Price. (a) The "Purchase Price" for the Receivables which came into existence on or prior to the Closing Date conveyed to Funding under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of Principal Receivables so conveyed, adjusted to reflect such factors as NMG and Funding mutually agree will result in a Purchase Price determined to approximate the fair market value of such Receivables. Such computation of initial purchase price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) to be conveyed to Funding under this Agreement that come into existence after the Closing Date shall be payable on the Distribution Date following the Monthly Period during which such Receivables are conveyed by NMG to Funding in an amount equal to 100% of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as NMG and Funding mutually agree will result in a Purchase Price determined to approximate the fair market value of such New Principal Receivables.

     (b) The Purchase Price to be paid by Funding on the Closing Date and on each Addition Date shall be paid (i) in cash, (ii) with the consent of NMG, by means of capital contributed by NMG to Funding in the form of a contribution of the Receivables in the related Additional Accounts, (iii) with the consent of NMG pursuant to the Revolving Credit Agreement, dated as of March 1, 1995, between NMG and Funding, or (iv) with the consent of NMG, any combination of the foregoing.

     Section 3.2. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to Funding by NMG which has since been reduced by NMG or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise that was refused or returned by a cardholder. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) a fraction, the numerator of which is the Purchase Price paid with respect to all Receivables on the Payment Date on which such Receivables were purchased computed in accordance with Section 3.1 and the denominator of which is the aggregate face amount of the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.2 causes the Purchase Price to be a negative number, NMG agrees that, not later than 11:00 A.M. New York City time on such Distribution Date, NMG shall pay to Funding, by making a deposit into the Collection Account in same-day funds, an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.


                          ARTICLE IV

                REPRESENTATIONS AND WARRANTIES


     Section 4.1. Representations and Warranties of NMG Relating to NMG. NMG hereby represents and warrants to, and agrees with, Funding as of the Closing Date and on each Addition Date, that:

     (a) Organization and Good Standing. NMG is a corporation validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Qualification. NMG is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Account Agreement relating to an Account owned by NMG or any Receivable unenforceable by NMG, the Seller, the Servicer or the Trustee or would have a material adverse effect on the interests of the Investor Certificateholders.

     (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on the part of NMG.

     (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by NMG, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to NMG will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which NMG is a party or by which it or any of its properties are bound.

     (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by NMG and the fulfillment by NMG of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to NMG.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of NMG, threatened against NMG, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of NMG, would materially and adversely affect the performance by NMG of its obligations under this Agreement or any of the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any of the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under United States Federal or applicable state income or franchise tax systems.

     (g) All Consents. All approvals, authorizations, consents, orders or registrations or declarations with any Person or any governmental body or official required in connection with the execution and delivery by NMG of this Agreement or any of the Conveyance Papers and the performance of the transactions contemplated by this Agreement or any of the Conveyance Papers by NMG have been duly obtained, effected or given and are in full force and effect.

     (h) Insolvency. NMG is not insolvent and no Insolvency Event with respect to NMG has occurred, and the transfer of the Receivables by NMG to Funding contemplated hereby has not been made in contemplation of such insolvency or Insolvency Event.

     The representations and warranties set forth in this Section 4.1 shall survive the transfer and assignment of the Receivables to Funding. Upon discovery by NMG or Funding of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery. NMG agrees to cooperate with Funding and the Trustee in attempting to cure any such breach.


     Section 4.2. Representations and Warranties of NMG Relating to the Agreement and the Receivables.

     (a) Representations and Warranties. NMG hereby represents and warrants to Funding as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitute a valid and binding obligation of NMG enforceable against NMG in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (ii) as of the Initial Cut-Off Date, and as of the related Addition Date with respect to Additional Accounts, Schedule I to this Agreement and the related computer file, microfiche list or printed list delivered pursuant to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such applicable Additional Cut-Off Date, as the case may be;

          (iii) NMG is the legal and beneficial owner of all right, title and interest in and to each Receivable, NMG has the full right, power and authority to transfer the Receivables pursuant to this Agreement; and each Receivable conveyed to Funding by NMG has been conveyed to Funding free and clear of any Lien of any Person claiming through or under NMG or any of its Affiliates (other than Liens permitted under Section 5.1(b)) and in compliance, in all material respects, with all Requirements of Law applicable to NMG;

          (iv) all authorizations, consents, orders, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by NMG in connection with the conveyance of such Receivable to Funding have been duly obtained, effected or given and are in full force and effect;

          (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance constitutes a valid transfer and assignment to Funding of all right, title and interest of NMG in and to the Receivables and the other Purchased Assets, all monies due or to become due with respect thereto and all proceeds thereof, and, in the case of Additional Accounts, the related Supplemental Conveyance, will constitute, at the time of such addition, an absolute sale of such property and the proceeds thereof. Upon the filing of the financing statements pursuant to Section 2.1(a) and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, Funding shall have a first-priority security interest in such property and proceeds (as defined in the UCC) except for Liens permitted by
     Section 5.1(b);

          (vi) except as otherwise expressly provided in this Agreement, the Pooling and Servicing Agreement or any Supplement, neither NMG nor any Person claiming through or under NMG has any claim to or interest in the Collection Account, the Special Funding Account, any Series Account or any Series Enhancement;

          (vii) on the Initial Cut-Off Date, each Initial Account is an Eligible Account and, on the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account;

          (viii) on the Initial Cut-Off Date, each Receivable then existing is an Eligible Receivable, and, on the applicable Additional Cut-Off Date, each Receivable contained in any related Additional Account is an Eligible Receivable;

          (ix) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

          (x) no selection procedure has been utilized by NMG that NMG reasonably believes would result in a selection of Initial Accounts (from among the available Eligible Accounts owned by NMG on the Trust Cut-Off Date) that would be materially adverse to the interests of the Investor Certificateholders.

     (b) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the Receivables to Funding. Upon discovery by either NMG or Funding of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. NMG hereby acknowledges that Funding intends to rely on the representations hereunder in connection with representations made by Funding to secured parties, assignees or subsequent transferees including but not limited to transfers made by Funding to the Trust pursuant to the Pooling and Servicing Agreement. NMG agrees to cooperate with Funding and the Trustee in attempting to cure any such breach.

     Section 4.3. Representations and Warranties of Funding. As of the Closing Date, Funding hereby represents and warrants to, and agrees with, NMG that:

     (a) Organization and Good Standing. Funding is a corporation validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers.

     (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Funding by all necessary corporate action on the part of Funding.

     (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Funding is a party or by which it or any of its properties are bound.

     (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by Funding and the fulfillment of the terms contemplated herein and therein applicable to Funding will not conflict with or violate any Requirements of Law applicable to Funding.

     (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Funding, threatened against Funding, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Funding, would materially and adversely affect the performance by Funding of its obligations under this Agreement or any of the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any of the Conveyance Papers.

     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Funding in connection with the execution and delivery by Funding of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers by Funding have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Article IV shall survive the Conveyance of the Receivables to Funding and termination of the rights and obligations of Funding and NMG under this Agreement. Upon discovery by Funding or NMG of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.


                          ARTICLE V

                          COVENANTS


     Section 5.1. NMG Covenants. NMG hereby covenants and agrees with Funding as follows:

     (a) Receivables not to be Evidenced by Promissory Notes. Except in connection with the enforcement or collection of an Account, NMG will take no action to cause any Receivable transferred by it pursuant hereto to be evidenced by any "instrument", other than an instrument that, taken together with one or more other writings constitutes chattel paper (as such terms are defined in the UCC) and, if any such Receivable is so evidenced (whether or not in connection with the enforcement or collection of an Account), it shall be deemed to be an Ineligible Receivable in accordance with Section 6.1(a) and shall be reassigned to the Seller in accordance with Section 6.1(b).

     (b) Security Interests. Except for the conveyances hereunder or as otherwise provided herein, NMG will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist, any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; and NMG will immediately notify Funding of the existence of any Lien on any Receivable; and NMG shall defend the right, title and interest of Funding in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under NMG; provided, however, that nothing in this Section 5.1(b) shall prevent or be deemed to prohibit NMG from suffering to exist upon any of the Receivables any Lien for taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (c) NMG's Interest. Except for the conveyances hereunder and in connection with any transaction permitted pursuant to Section 9.5 or the Pooling and Servicing Agreement, NMG hereby agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Accounts and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

     (d) Account Allocations. In the event that NMG is unable for any reason to transfer Receivables to Funding in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8 or any Governmental Authority having regulatory authority over NMG or any court of competent jurisdiction ordering that NMG not transfer any additional Principal Receivables to Funding) then, in any such event, NMG agrees (except as prohibited by any such order) to allocate and pay to Funding, after the date of such inability, all amounts in the manner by which Funding will allocate and pay to the Trust after such inability by Funding pursuant to Section 2.11 of the Pooling and Servicing Agreement.

     (e)  Delivery of Collections or Recoveries.  If NMG receives
Collections or Recoveries, NMG agrees to pay to Funding (or to the Servicer if Funding so directs) all such Collections and Recoveries as soon as practicable after receipt thereof but in no event later than two Business Days after the Date of Processing by NMG.

     (f) Notice of Liens. NMG shall notify Funding promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or any Lien permitted under Section 5.1(b) hereof or Section 2.07(b) of the Pooling and Servicing Agreement.

     (g) Periodic Rate Finance Charges. (i) Except (x) as otherwise required by any Requirement of Law or (y) as is deemed by NMG in its sole discretion to be necessary, it shall not at any time reduce the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) NMG's reasonable expectation is that such reduction will cause a Pay Out Event to occur or (ii) such reduction is not also applied to any comparable segment of consumer revolving credit card accounts or other consumer revolving credit or installment accounts owned by NMG which have characteristics the -same as, or substantially similar to, such Accounts.

     (h) Account Agreements and Guidelines. NMG shall comply with and perform its obligations under the Account Agreements relating to the Accounts and the Account Guidelines except insofar as any failure to so comply or perform would not materially and adversely affect the rights of Funding hereunder and the rights of the Trust or the Certificateholders under the Pooling and Servicing Agreement or the Certificates. Subject to compliance with all Requirements of Law, NMG may change the terms and provisions of the Account Agreements or the Account Guidelines with respect to any of the Accounts in any respect (including the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if in the reasonable judgment of NMG such change is made applicable to any comparable segment of the consumer revolving credit card accounts or other consumer revolving credit or installment accounts owned by NMG that have characteristics the same as, or substantially similar to, such Accounts.

     (i) Documentation of Transfer. NMG shall cause to be executed, delivered and/or filed any documents (including financing statements and/or continuation statements under the UCC) that would be necessary to perfect and maintain the security interest in and to the Purchased Assets contemplated by this Agreement.

     (j) Approval of Official Records. The execution, delivery and performance of NMG's obligations under this Agreement, and the transactions contemplated hereby, have been duly approved by NMG's Board of Directors.

     (k) Sale. NMG agrees to treat the Conveyance, for all purposes (including all relevant tax and financial accounting purposes) as a sale on all federal and state tax returns, financial statements and other applicable documents.

     (l) Continuous Perfection. NMG shall not change its name, identity or structure in any manner that might cause any financing or continuation statement filed pursuant to this Agreement to be misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless NMG shall have delivered to Funding at least 30 days prior written notice thereof and, no later than 30 days after making such change, shall have taken all action necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. NMG shall not change its chief executive office or change the location of its principal records concerning the Receivables or the Collections unless it has delivered to Funding at least 30 days prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of Funding in the Receivables and other Purchased Assets to continue to be perfected with the priority required by this Agreement.

     Section 5.2. Funding Covenant; Servicing Fee. Funding covenants and agrees with NMG to pay NMG from available amounts any portion of the Servicing Fee that is not paid to NMG pursuant to Section 3.02 of the Pooling and Servicing Agreement. If NMG is subsequently paid such Servicing Fee pursuant to the Pooling and Servicing Agreement, then NMG shall promptly return such payments to Funding.


                          ARTICLE VI

                    REPURCHASE OBLIGATION

     Section 6.1. Reassignment of Ineligible Receivables. (a) In the event any representation or warranty under Section 4.2(a)(ii), (iii), (iv), (vii),
(viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or any related Account and as a result thereof Funding is required to accept reassignment of Ineligible Receivables previously sold by NMG to Funding pursuant to Section 2.05(a) of the Pooling and Servicing Agreement, NMG shall accept reassignment of Funding's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.1(b).

     (b) NMG shall accept the reassignment from Funding of any Ineligible Receivables previously sold by NMG to Funding on or prior to the end of the Monthly Period in which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by treating such Ineligible Receivables as if they were subject to a reversal of the entire unpaid principal balance thereof plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of such Monthly Period and by adjusting the purchase price of future Receivables purchased as provided in Section 3.2 (the "Repurchase Price"). Upon any such reassignment of Ineligible Receivables, Funding shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to NMG, without recourse, representation or warranty, all the right, title and interest of Funding in and to such Ineligible Receivables, all monies due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by Funding as collected in full as of the date on which they were transferred. Funding shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by NMG to effect the reassignment to NMG of such Ineligible Receivables pursuant to this subsection.

     Section 6.2. Reassignment of Certificateholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in Section 4.1(a) or (c) or Section 4.2(a)(i), (v) or (vi) is not true and correct in any material respect and as a result thereof Funding is required to accept a reassignment of the Receivables transferred to the Trust by Funding pursuant to Section 2.06 of the Pooling and Servicing Agreement, NMG shall be obligated to accept a reassignment of Funding's interest in such Receivables on the terms set forth below.

     NMG shall pay to Funding by depositing in the Collection Account in same-day funds, not later than 12:00 noon New York City time, on the Distribution Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the Portfolio Reassignment Price.


                         ARTICLE VII

                     CONDITIONS PRECEDENT

     Section 7.1. Conditions to Funding's Obligations Regarding Initial Receivables. The obligations of Funding to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of NMG contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Initial Accounts provided to Funding shall be true and correct as of the Initial Cut-Off Date in all material respects;

     (c) NMG shall have (i) delivered to Funding (or to the Trustee, if Funding so directs) a computer file, microfiche list or printed list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) NMG shall have recorded and filed, at its expense, any UCC-1 or other financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary or advisable to perfect or evidence the sale of the Receivables from NMG to Funding, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding;

     (e) On or before the Closing Date, Funding and the Trustee shall have entered into an amendment to the Pooling and Servicing Agreement and the closing of such amendment to the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

     (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Funding, and Funding shall have received from NMG copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Funding may reasonably have requested.

     Section 7.2. Conditions to Funding's Obligations Regarding Additional Receivables. The obligations of Funding to purchase any Receivables created on or after the Closing Date, shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of NMG contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on the date of such purchase;

     (b) All information (concerning any Account to which such Receivables relate) provided or to be provided to Funding shall be true and correct in all material respects on the date of such purchase;

     (c) NMG shall have indicated in its computer files, microfiche list or printed list that such Receivables (created in respect of any Account to which such Receivables relate) have been sold to Funding in accordance with this Agreement and transferred to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders; and

     (d) NMG shall have recorded and filed, at its expense, any UCC-1 or other financing statement with respect to such Receivables in any Additional Accounts in connection with the transfer of accounts (as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as may be necessary or advisable to perfect or evidence the sale of such Receivables from NMG to Funding, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding.

     Section 7.3. Conditions Precedent to Obligations of NMG. The obligations of NMG to sell on any date Receivables shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Funding contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on the date of such sale;

     (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.1 and 3.2 hereof shall have been made; and

     (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to NMG, and NMG shall have received from Funding copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as NMG may reasonably have requested.

                         ARTICLE VIII

                TERM AND PURCHASE TERMINATION

     Section 8.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

     Section 8.2. Purchase Termination. If NMG shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of NMG in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of NMG or for any substantial part of NMG's property, or for the winding-up or liquidation of NMG's affairs and, if instituted against NMG, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if NMG shall commence a voluntary case under any Debtor Relief Law, or if NMG shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or NMG or any subsidiary of NMG shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then NMG shall immediately cease to transfer Principal Receivables to Funding and shall promptly give notice to Funding and the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to Funding of additional Principal Receivables, Principal Receivables transferred to Funding prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of Funding transferable by Funding to the Trust pursuant to the Pooling and Servicing Agreement.

                          ARTICLE IX

                   MISCELLANEOUS PROVISIONS

     Section 9.1. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Funding and NMG in accordance with this section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by Funding and NMG (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers that shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change or modify the Purchase Price, (v) to change, modify, delete or add any other obligation of NMG or Funding and (vi) to provide for the transfer by NMG or Funding of its interest in and to all or part of the Accounts in accordance with the provisions of the Pooling and Servicing Agreement (if such transfer is for less than all of the Accounts, the respective rights, duties and obligations of Funding, NMG and the Servicer will be determined at the time of such transfer); provided, however, that no amendment pursuant to clause (v) of this Section 9.1 shall be effective unless NMG and Funding have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee or the Certificateholders, unless the Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

     SECTION 9.2. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.3. Notices. (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission to (i) in the case of Funding, to Neiman Marcus Funding Corporation, 1201 Elm Street, Dallas, Texas 75201, Attention of the President (facsimile no. 214-761-2650), (ii) in the case of NMG, to The Neiman Marcus Group, Inc., 27 Boylston Street, Chestnut Hill, Massachusetts 02467, Attention of the General Counsel (facsimile no. 617-278-5397) and
(iii) in the case of the Trustee, to The Bank of New York, 101 Barclay Street, Floor 12E, New York, New York 10286, Attention Corporate Trust Administration-Asset-Backed Finance Unit (facsimile no. 212-___-____), (iv) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention ABS Monitoring Department 4th Floor (facsimile no. 212-553-4600) and (v) in the case of Standard & Poor's, to 55 Water Street, New York, New York 10004, Attention Asset Backed Group, 15th Floor (facsimile no. 212-312-
0323).

     Section 9.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

     Section 9.5. Assignment, Sale of Accounts. (a) Notwithstanding anything to the contrary contained herein, except as set forth in Section 9.5(b) and other than Funding's assignment of its rights, title, and interests in, to, and under this Agreement to the Trustee for the benefit of the Certificateholders as contemplated by the Pooling and Servicing Agreement and Section 9.6 hereof, the Accounts, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto.

     (b) Notwithstanding the provisions of Section 9.5(a) hereof and of Sections 7.02 and 8.02 of the Pooling and Servicing Agreement, NMG may assign, convey and transfer all of its consumer revolving credit card accounts or other consumer revolving credit or installment accounts and the receivables arising thereunder, which may include all, but not less than all, of the Accounts, and its interest in any Participation Interests (collectively, the "Assigned Assets"), together with all servicing functions under the Pooling and Servicing Agreement and other obligations under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to another entity (the "Assuming Entity") which may be an entity that is not affiliated with NMG, and NMG may assign, convey and transfer the Assigned Assets and the Assumed Obligations to the Assuming Entity, without the consent or approval of the Certificateholders in the proportions described in Section 9.02(a) of the Pooling and Servicing Agreement, in each case upon satisfaction of the following conditions:

          (i) the Assuming Entity, NMG and the Trustee shall have entered into an assumption agreement (the "Assumption Agreement") providing for the Assuming Entity to assume the Assumed Obligations, including the obligation under this Agreement to transfer the Receivables arising under the Accounts to Funding, and NMG shall have delivered to Funding and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such assumption and transfer comply with this Section, that such Assumption Agreement is a valid and binding obligation of such Assuming Entity enforceable against such Assuming Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

          (ii) NMG or the Assuming Entity shall have delivered to the Trustee copies of UCC-1 financing statements covering such Accounts to perfect Funding's interest in the Receivables arising herein and any Conveyance Papers or Supplemental Conveyance;

          (iii) Funding shall have received written notice that the Rating Agency Condition has been satisfied with respect to such transfer and assumption and shall have delivered copies of each such written notice to the Servicer and the Trustee;

          (iv) Funding shall have received an Opinion of Counsel with respect to clauses (i) and (ii) above and as to certain other matters that Funding may specify; and

          (v)  the Trustee shall have received a Tax Opinion.

     Notwithstanding such assumption, NMG shall continue to be liable for all representations and warranties and covenants made by it and all obligations performed or to be performed by it in its capacity hereunder prior to such transfer or as Servicer prior to such transfer.

     Section 9.6. Acknowledgement and Agreement of NMG. By execution below, NMG expressly acknowledges and agrees that all of Funding's right, title, and interest in, to, and under this Agreement, including, without limitation, all of Funding's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by Funding to the Trustee for the benefit of the Certificateholders, and NMG consents to such assignment. Additionally, NMG agrees for the benefit of the Trustee that any amounts payable by NMG to Funding hereunder which are to be paid by Funding to the Trustee for the benefit of the Certificateholders shall be paid by NMG, on behalf of Funding, directly to the Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.

     Section 9.7. Further Assurances. Funding and NMG agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any UCC financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Funding or NMG, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.9. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 9.10. Binding Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The parties hereto intend that the Trustee shall be a third-party beneficiary of this Agreement.

     Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

     Section 9.12. Headings. The headings set forth herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Assignment, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by Funding to the Trustee pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, Funding and NMG have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                         NEIMAN MARCUS FUNDING CORPORATION

                         By ______________________________________

                         Name: ___________________________________
                         Title: ____________________________________



                         THE NEIMAN MARCUS GROUP, INC.


                         By ______________________________________

                         Name: ___________________________________
                         Title: ____________________________________

                          EXHIBIT A

               FORM OF SUPPLEMENTAL CONVEYANCE

                (As required by Section 2.2 of
             the Receivables Purchase Agreement)

     SUPPLEMENTAL CONVEYANCE NO. ____ dated as of __________, 2000, by and between THE NEIMAN MARCUS GROUP, INC., as seller ("NMG"), and NEIMAN MARCUS FUNDING CORPORATION, as purchaser ("Funding"), pursuant to the Receivables Purchase Agreement referred to below.


                         WITNESSETH:

     WHEREAS, NMG and Funding are parties to a Receivables Purchase Agreement, dated as of March 1, 1995 and amended and restated as of July 2, 2000 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

     WHEREAS, pursuant to the Receivables Purchase Agreement, NMG wishes to designate Additional Accounts to be included as Accounts and NMG wishes to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to Funding pursuant to the Receivables Purchase Agreement (as each such term is defined in the Receivables Purchase Agreement); and

     WHEREAS, Funding is willing to accept such designation and conveyance subject to the terms and conditions hereof.

     NOW, THEREFORE, NMG and Funding hereby agree as follows:

     1. Defined Terms. Each capitalized term used herein shall have the meanings specified in the Receivables Purchase Agreement unless otherwise defined herein.

     "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, __________, 2000.

     2. Designation of Additional Accounts. NMG delivers herewith a computer file, microfiche list or printed list containing a true and complete schedule identifying all such Additional Accounts and specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or printed list shall be, as of the date of this Supplemental Conveyance, incorporated into and made part of this Supplemental Conveyance and is marked as Schedule I to this Supplemental Conveyance.

     3.   Conveyance of Receivables.

     (a) NMG does hereby sell, transfer, assign, set over and otherwise convey to Funding (collectively, the "Conveyance"), without recourse, all of its right, title and interest in, to and under the Receivables generated by such Additional Accounts, now existing and hereafter created, all Recoveries allocable to such Additional Accounts and all monies due or to become due thereunder and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Funding of any obligation of the Servicer, NMG or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto.

     (b) In connection with the Conveyance, NMG agrees to record and file, at its own expense, one or more UCC financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, now existing and hereafter created, for the sale of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as may be necessary or advisable to perfect or evidence the sale and assignment of the Receivables to Funding, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to Funding.

     (c) In connection with such sale, NMG further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files, microfiche list or other records that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to Funding pursuant to this Supplemental Conveyance.

     4. Acceptance by Funding. Subject to the satisfaction of the conditions set forth in Section 6 of this Supplemental Conveyance, Funding hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to Funding pursuant to
Section 3(a) of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. Funding further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, NMG delivered to Funding (or to the Trustee if Funding has so directed) the computer file, microfiche list or printed list described in Section 2 of this Supplemental Conveyance.

     5. Representations and Warranties of NMG. NMG hereby represents and warrants to Funding as of the date of this Supplemental Conveyance and as of the Addition Date that:

     (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of NMG enforceable against NMG in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity;

     (b) Eligibility of Accounts. Each Additional Account designated hereby is an Eligible Account;

     (c) Selection Procedures. (i) No selection procedure believed by NMG to be adverse to the interests of Funding or the Investor Certificateholders was used in selecting the Additional Accounts; and (ii) the selection procedures used in selecting the Additional Accounts designated hereby are substantially the same as the selection procedures used in selecting the Initial Accounts identified in the computer file, microfiche list or printed list delivered pursuant to Section 2.1(c) of the Receivables Purchase Agreement;

     (d) Insolvency. NMG is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Supplemental Conveyance, will not be insolvent;

     (e) Sale of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to Funding of all right, title and interest of NMG in the Receivables and other Purchased Assets now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (as defined in the UCC) thereof, relating thereto;

     (f) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which NMG is a party or by which it or its properties are bound;

     (g) No Violation. The execution and delivery of this Supplemental Conveyance by NMG, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to NMG will not conflict with or violate any Requirements of Law applicable to NMG;

     (h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of NMG, threatened against NMG before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Receivables Purchase Agreement or this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Receivables Purchase Agreement or this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of NMG, would materially and adversely affect the performance by NMG of its obligations under the Receivables Purchase Agreement or this Supplemental Conveyance or
(iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

     (i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by NMG in connection with the execution and delivery of this Supplemental Conveyance by NMG and the performance of the transactions contemplated by this Supplemental Conveyance by NMG, have been obtained.

     6.   Conditions Precedent.  The acceptance of Funding set forth in
Section 4 of this Supplemental Conveyance is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

     (a) Representations and Warranties. Each of the representations and warranties made by NMG in Section 5 of this Supplemental Conveyance shall be true and correct as of the date of this Supplemental Conveyance and as of the Addition Date.

     (b) Officer's Certificate. NMG shall have delivered to Funding an Officer's Certificate confirming that (i) the Additional Accounts shall be Eligible Accounts and (ii) (A) no selection procedures believed by NMG or Funding to be materially adverse to the interests of the Investor Certificateholders shall have been used in selecting the Additional Accounts;
(B) the selection procedures used in selecting the Additional Accounts shall be substantially the same as the selection procedures used in selecting the original Accounts identified in the computer file, microfiche list or printed list delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; (C) the list of Additional Accounts, as of the Additional Cut-Off Date, is a true and complete schedule identifying all such Additional Accounts and specifies for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account.

     (c) Additional Information. NMG shall have delivered to Funding such information as was reasonably requested by Funding to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Supplemental Conveyance.

     7. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

     8. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                         NEIMAN MARCUS FUNDING CORPORATION

                         By ________________________________
                         Name: _____________________________
                         Title: ____________________________



                         THE NEIMAN MARCUS GROUP, INC.


                         By _______________________________
                         Name: ____________________________
                         Title: ___________________________





                                               Schedule I to
                                      Supplemental Conveyance




                     Additional Accounts




                                                   Schedule I


                       LIST OF ACCOUNTS
               DEEMED INCORPORATED BY REFERENCE